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                                                                    EXHIBIT 23.2




                      CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form SB-2 of our report dated March 6, 1999 relating to the Financial Statements of United Leisure Corporation and Subsidiaries which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




                           HOLLANDER, LUMER & CO. LLP
Los Angeles, California
September 1, 1999